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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                     ____________________________________


      Date of report (Date of earliest event reported): November 30, 2001


                             CARDIAC SCIENCE, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


              0-19567                              33-0465681
        (Commission File No.)           (IRS Employer Identification No.)


                             16931 Millikan Avenue
                               Irvine, CA 92606
             (Address of Principal Executive Offices and Zip Code)

              Registrant's telephone number, including area code:
                                (949) 587-0357
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ITEM 2.   Acquisition or Disposition of Assets.

     On November 30, 2001, Cardiac Science, Inc. (the "Company") acquired 131,250 Artema class A and 14,305,903 Artema class B shares, representing approximately 94.7% of the total number of outstanding class A and class B shares of Artema Medical AB ("Artema"), a publicly traded manufacturer of patient monitors and external defibrillators, located in Sweden. The Artema shares were validly tendered pursuant to the Company's tender offer (the "Offer") for all of the outstanding class A and class B shares of Artema at an exchange ratio of .2917 shares of Company common stock for each share of Artema class A and class B stock. The Offer expired on November 23, 2001, at 3:00 p.m. Swedish time. Cardiac Science is acquiring the remaining 5.3% of the shares by compulsory acquisition, the consideration paid for such shares to be determined by a three person arbitration panel as required under Swedish law.

     The Company's press release, dated November 27, 2001 announcing the acceptance of the Offer is attached hereto as Exhibit 99.1.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

     Previously filed as part of the Company's Registration Statement on Form S-4 on May 4, 2001 (Registration No. 333-60308), as amended on July 10, 2001, August 8, 2001 and August 23, 2001, and previously filed on Form 425 on
November 19, 2001, and incorporated herein by reference.

     (b)  Pro Forma Financial Information

     Previously filed as part of the Company's Registration Statement on Form S-4 on May 4, 2001 (Registration No. 333-60308), as amended on July 10, 2001, August 8, 2001 and August 23, 2001, and incorporated herein by reference.

     (c)  Exhibits

     The following exhibits are filed herewith and incorporated herein by reference:

Exhibit Number      Description
--------------      -----------

     99.1 Press Release entitled "Cardiac Science's Offer to Acquire Artema Medical Accepted; Final Exchange of Shares Scheduled for November 30," dated November 27, 2001.

     99.2 Pages 17 through 19 of the Company's Form 425 filing, filed with the SEC on November 19, 2001.

     99.3 Pages 18 through 26 of the Company's Registration Statement on Form S-4, as amended, filed with the SEC on August 23, 2001.

     99.4 Pages F-1 through F-19 of the Company's Registration Statement on Form S-4, as amended, filed with the SEC on August 23, 2001.
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                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CARDIAC SCIENCE, INC.

By: /s/ Raymond W. Cohen
    --------------------
Raymond W. Cohen,
President and Chief Executive Officer

Dated: December 14, 2001
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                                 Exhibit Index

Exhibit Number    Description
--------------    -----------

     99.1 Press Release entitled "Cardiac Science's Offer to Acquire Artema Medical Accepted; Final Exchange of Shares Scheduled for November 30," dated November 27, 2001.

     99.2 Pages 17 through 19 of the Company's Form 425, filed with the SEC on November 19, 2001.

     99.3 Pages 18 through 26 of the Company's Registration Statement on Form S-4, as amended, filed with the SEC on August 23, 2001.

     99.4 Pages F-1 through F-19 of the Company's Registration Statement on Form S-4, as amended, filed with the SEC on August 23, 2001.